EXHIBIT 10.10

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

FIRST AMENDMENT

BILL PAY SERVICE RESELLER

AGREEMENT

This First Amendment to Bill Pay Service Reseller Agreement (“Amendment”) is entered into this 19th day of May, 2015 by and between CO-OP eCom, LLC, a California limited liability company (“eCom”) and Alkami Technology, Inc., a Delaware Corporation (“Reseller”) with reference to the following facts and circumstances:

RECITALS

A. The parties have entered into the following Bill Pay Service Reseller Agreement dated June 28, 2013 and Revised Exhibit A Service Description and Bill Payment Services Fees date October 2, 2013 (the “Agreement”).

All terms not defined in this First Amendment have the meanings defined in the Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements and covenants herein, the parties hereby amend the Agreement as follows:

1.	The following pricing will apply to [***] only:

eCom agrees to waive all Monthly Transaction Fees for the initial six (6) month period following implementation of the Bill Pay Service which will commence on the day First Tech Federal Credit Union’s bill payment transactions go live with eCom and its processor.

After the initial six (6) month period, Monthly Transaction Fees will bill as follows:

Monthly Transaction Fees:

[***] transactions	$	[	***]
[***] transactions	$	[	***]
[***] transactions	$	[	***]
[***]	$	[	***]

Monthly Transaction Fees include blended electronic and paper transactions, add $[***] for Direct Check.

NOTE: The Monthly Transaction Fees pricing calculation is based on a “step through” process, in which the Reseller pays the appropriate fee for transactions in each tier up through the total number of transactions.

[***] transaction volume will not be included in the calculation of total transaction volume to determine Alkami’s tiered Monthly Transaction Fees as set forth in the Revised Exhibit A Service Description and Bill Payment Services Fees or the Minimum Monthly Commitment, as set forth in Section 16 of the Bill Pay Service Reseller Agreement.

2.	Amendment’s Effect on Agreement. Except as modified by the changes set forth above in this First Amendment, all terms and conditions of the Agreement shall continue in full force and effect.

The parties have caused this First Amendment to be executed as of the date first written above.

CO-OP eCom, LLC	Alkami Technology, Inc
1317 South Fountain Drive	5601 Granite Parkway Suite 120
Olathe, KS 66061	Plano, TX 75024

By: /s/ Kimberly Hester	By: /s/ David Becker
Signature	Signature

Kimberly Hester	David Becker
Name (Please Print)	Name (Please Print)

Manager	Chief Financial Officer
Title (Please Print)	Title (Please Print)

May 19, 2015	May 19, 2015
Date	Date